UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 2, 1999

                          INTELECT COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-11630                  76-0471342
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)

                  1100 EXECUTIVE DRIVE, RICHARDSON, TEXAS 75081
                (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (972) 367-2271


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

              ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS


     On February 2, 1999, Intelect Communications, Inc. (the "Company") engaged Grant Thornton LLP as its new independent accountants.

     During the two most recent fiscal years, and through February 2, 1999, the Company has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either concluded was an important factor considered by the Company in reaching the subject of disagreement (as the term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or reportable event (as that term is described in Item 304 (a) (1) (v) of Regulation S-K).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INTELECT COMMUNICATIONS, INC.
                                                       (Registrant)


Date    FEBRUARY 3, 1999                       /s/ HERMAN M. FRIETSCH
                                                   Herman M. Frietsch
                                                   Chairman and Chief
                                                   Executive Officer